COMMONWEALTH
CASH RESERVE FUND








                                                    SEMI-ANNUAL REPORT
                                                    September 30, 2000





                                  Commonwealth Cash Reserve Fund, Inc.
                                  P.O. Box 1192
                                  Richmond, Virginia  23209-1192
                                  (800) 338-3383




                    Message to our Shareholders


We are pleased to present the semi-annual report for the Commonwealth Cash Reserve Fund (the Fund) for the period ended September 30, 2000.

The U.S. economy began the period continuing the rapid pace of expansion experienced over the last few years. Real Gross Product increased 5.6% during the second quarter of 2000 bringing the year-over-year gain in Gross Domestic Product to a sizzling 6.1%. The continuance of very brisk growth, expecially in the beginning of the second quarter, prompted the Federal Reserve to implement a 1/2% rise in the Federal Funds rate to 6.50%, the sixth increase in this benchmark rate since June 30, 1999. A variety of economic reports and indicators over the end of the second quarter and through the third quarter of 2000 finally pointed to a slowing from the previous months' rapid pace of economic growth. At both their June 28 and August 22 meetings, the FOMC opted to leave short-term rates unchanged at 6.50%. A decision that had been widely anticipated by the market.

While inflation clearly has risen over the last three years, the less volatile core rate of inflation, which excludes food and energy, has remained fairly tame over this period. Still the Federal Reserve has maintained a bias toward possible future "inflation tendencies" at their recent meetings.

Interest rates during the period were very volatile, rising sharply in the beginning of the period to the highest levels in over five years. When economic reports began showing an apparent slowdown occurring in June and July, intermediate and long-term interest rates began a 4-month decline from the high reached in May, with interest rates ending September at the lowest level of the year. The two-year US Treasury Note for instance began the period at 6.50%, rose to a high of 6.90% and ended September at a yield of 6.00%. Short-term interest rates, after rising to the peaks set in May, stabilized around the Federal Funds rate of 6.50%. The one-month to one-year yield curve is virtually flat at 6.50%.

Many local government investors have turned to the Fund to provide stable and increasing short-term returns and daily liquidity. Because a money market mutual fund such as the Commonwealth Cash Reserve Fund can invest only short term investment securities with terms to maturity of no more than thirteen months, the return will be relatively stable. Thus investors in the Fund enjoyed strong returns during the fiscal year period as interest rose sharply.

The Commonwealth Cash Reserve Fund will continue its tradition of care and prudence in the management of local government investments. We look forward to the continued opportunity to meet your investment needs.





                  Commonwealth Cash Reserve Fund, Inc.

                       Statement of Net Assets
                         September 30, 2000


                                					Face
                                					Amount			         Maturity		  Value
                                     (000)		   Rate		  Date		     	(000)


BANKER'S ACCEPTANCES (18.1%)

Toronto Dominion Bank                 4,000    6.52%   10/2/00     $3,999
Fleet National Bank                   3,500    6.52%   10/3/00      3,499
Rabobank (NY)                         5,000    6.51%  10/12/00      4,990
Toronto Dominion Bank (NY)            3,000    6.53%  10/13/00      2,994
Fleet Boston Bank                     2,000    6.87%  10/17/00      1,994
Chase Manhattan Bank                  3,000    6.52%  10/19/00 		   2,990
Mellon Bank                           7,000    6.53%  10/19/00      6,977
Fleet National Bank                   3,500    6.52%  10/26/00      3,484
Bank of America Corporation           5,000    6.63%   3/13/01      4,855

TOTAL BANKER'S ACCEPTANCES                                         35,782

CERTIFICATES OF DEPOSIT (38.4%)

Barclays (NY)                        10,000    6.52%  10/10/00     10,000
Dresdner Bank, AG (NY)                9,000    6.53%  10/10/00      9,000
CIBC Bank                            10,000    6.52%  10/16/00     10,000
Societe Generale                      6,000    6.53%  10/23/00      6,000
CITI Bank NA                          9,000    6.54%  10/27/00      8,999
Bank of Montreal (CHIC)               3,000    6.57%   11/2/00      3,000
Bayerische Landesbank                 5,000    6.60%  12/11/00      5,000
Societe Generale                      4,000    6.72%   1/18/01      3,998
Deutsche Bank (NY)                    3,000    6.55%   1/22/01      3,000
Toronto Dominion (NY)                 3,000    6.74%   2/07/01      2,999
Dresdner Bank, AG (NY)                1,000    6.70%   3/01/01      1,000
Bayerische Landesbank                 5,000    6.69%   3/07/01      4,998
Commerzbank, AG (NY)                  2,000    6.80%   4/20/01      2,000
Commerzbank, NA (NY)                  2,000    6.85%   4/27/01      2,000
Commerzbank, AG                       3,950    6.90%   7/23/01      3,954

TOTAL CERTIFICATES OF DEPOSIT                                      75,948

COMMERCIAL PAPER (33.8%)

Associates Corp. of NA                9,000   6.53%    10/5/00      8,994
Centric Capital Corp.                 2,000   6.55%    10/6/00      1,998
Sweetwater Capital Corp.              4,000   6.55%    10/6/00      3,996
Sweetwater Capital Corp.              2,000   6.55%    10/6/00      1,998
Prudential Funding Corp.             10,000   6.53%   10/10/00      9,984
Ford Motor Credit Corp.              10,000   6.54%   10/18/00      9,969
Salomon Smith Barney                 10,000   6.55%   10/19/00      9,967
Sweetwater Capital Corp.              3,000   6.57%   10/23/00      2,988
Daimler Chrysler NA Holdings          9,000   6.55%   10/25/00      8,961
General Electric Capital Corp.        8,000   6.54%   10/25/00      7,965

TOTAL COMMERCIAL PAPER                                             66,820

CORPORATE NOTE (6.3%)

Wachovia Bank NA Bank Note           10,000   6.41%   10/16/00     10,000
Associates Corp. of NA                1,000   6.63%    1/15/01        998
Wal-Mart Stores, Inc.                 1,500   7.02%    4/01/01      1,512

TOTAL CORPORATE NOTE                                               12,510

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (2.6%)

Federal Home Loan Bank Note           1,700   6.68%    4/26/01  	   1,698
Federal Home Loan Mortgage
Corporation Discount Notes            3,330   6.46% 	 10/10/00      3,325

TOTAL U.S. GOVERNMENT AND
 AGENCY OBLIGATIONS	                                                5,023

TOTAL INVESTMENTS (99.2%) (Cost $196,083	         	              $196,083

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES (0.8%)                  1,527

NET ASSETS (100%)

Applicable to 197,610,078 outstanding shares of beneficial
interest(500,000,000 shares authorized - no par value)  	        $197,610

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE		   								                                         $1.00

AT SEPTEMBER 30, 2000, NET ASSETS CONSISTED OF:

                                           								              	Amount
                                                                   (000)

Paid in Capital							                                          $197,610
Undistributed Net Investment Income	                               -
Accumulated Net Realized Gain					                                 -
Unrealized Appreciation (Depreciation) of
 Investments							                                           	    -
NET ASSETS								                                              $197,610




The accompanying notes are an integral part of these financial statements.







                           Statement of Operations
                      SIX MONTHS ENDED SEPTEMBER 30,2000

                                                                (000)
INVESTMENT INCOME
	Interest					                                           				  	$5,553

EXPENSES
	Management Fees									                                          144
	Custodian 										                                               17
	Distribution Fees									                                         17
	Legal											                                                    5
	Audit											                                                    5
	Directors Fees and Expenses							                                  5
	Insurance, Registration Fees and Other					                        10

Total Expenses								                                             203

Expenses waived by Investment Advisor and Distributor              (75)

Net Expenses                                                       128
Net Investment Income	  						                                   5,425

Net Increase in Net Assets
 Resulting From Operations				  		                              $5,425



                   Statements of Changes in Net Assets

                                                   4/1/00       4/1/99
                                                     to           to
                                                  9/30/00      3/31/00
                                                   (000)        (000)

INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS
  Net Investment Income					                    $  5,425      $ 7,615

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income			                   		   (5,425		   	 (7,615)

CAPITAL SHARE TRANSACTIONS
 (at $1.00 per share)
  Issued						                                  	330,105 		    403,237
Distributions Reinvested                           5,425         7,615
  Redeemed			                           			     (273,629)     (388,875)

Net Increase from Capital Share Transactions      61,901        21,977

Total Increase in Net Assets	                     61,901        21,977

NET ASSETS
  Beginning of Year					                         135,708	     	113,731

  End of Year					                              $197,609      $135,708

The accompanying notes are an integral part of these financial statements.



                          Financial Highlights



                              Six Months
                                Ended          Year Ended March 31,
For a Share Outstanding         9/30/00    2000    1999    1998    1997
Throughout Each Year
NET ASSET VALUE,
BEGINNING OF YEAR		             $1.000   $1.000	 $1.000   $1.000		$1.000

INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income	          0.032    0.053   0.053    0.055   0.053

TOTAL FROM INVESTMENT
 OPERATIONS			                   0.032    0.053	  0.053    0.055   0.053

LESS: DISTRIBUTIONS
 Net Investment Income	         (0.032) 	(0.053)	(0.053)  (0.055) (0.053)

TOTAL DISTRIBUTIONS	            (0.032)  (0.053	 (0.053	  (0.055) (0.053)

NET ASSET VALUE,
 END OF YEAR		                  $1.000	  $1.000	  $1.000	  $1.000  	$1.000

Total Retun   		                 6.53%	   5.43%    5.40%	   5.68%    5.43%

Ratios/Supplemental Data
Net Assets,
End of Period (000)	          $197,609  $135,708  $113,731 $120,359 $116,183

Ratio of Expenses to
 Average Net Assets* 	           0.15%	  0.15%	   0.15%	   0.15%	   0.15%
Ratio of Net Investment
 Income to Average Net
 Assets*			                      6.38	   5.34	    5.28	    5.54	    5.31%

*Certain fees were voluntarily waived for the six months ended September 30, 2000, and in the fiscal years ended March 31, 2000, 1999, 1998, 1997.
If these fees had not been waived, the ratio of expenses to average net assets would have been .24% for the six months ended September 30, 2000, and .25%, .25%,.25%, and .28% respectively for the fiscal years ended
March 31, 2000, 1999, 1998, and 1997. The ratio of net investment income to average net assets would have been 6.29% for the six months ended September 30, 2000, and 5.24%, 5.18%, 5.44%, and 5.18%, for the fiscal years ended March 31, 2000, 1999, 1998, and 1997, respectively.


The accompanying notes are an integral part of these financial statements.


                        Notes to Financial Statements


ORGANIZATION

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.	The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986.
   The Fund provides comprehensive investment management to counties, cities, towns, political subdivisions, public bodies. The Fund invests in short-term debt instruments issued by the U.S. Government or its agencies and instrumentalities and by companies primarily operating in the banking industry; the issuers' abilities to meet their obligations may be affected by economic developments in such industry.


B.	The following significant accounting policies of the Fund are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The significant accounting policies are as follows:

1. Securities held are stated at amortized cost, which approximates fair value at September 30, 2000. It is the Fund's policy to compare amortized cost and fair value of securities weekly and as of the last business day of each month.

2. Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.

3. Dividends from net investment income are declared daily and reinvested in each participant's account by the purchase of additional shares of the Fund on the last business day of each month.

4. The Fund invests cash in repurchase agreements secured by U.S.
   Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of of the collateral may be subject to legal proceedings. As of September 30, 2000, there were no repurchase agreements held by the Fund.

5. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. At September 30, 2000, the cost of securities for federal income tax purposes is the same as the amounts reported for financial reporting purposes.


Fees and Charges

C.	Public Financial Management, Inc. ("PFM"), an investment advisory firm, provides investment advisory, administration, and transfer agent services to the Fund, pursuant to separate agreements with the Fund expiring
   November 21, 2001.   Fees for investment advisory services are calculated
   at an annual rate of .12% of the average daily net assets of the Fund up to $200 million, .10% on the next $200 million, .09% on the next $200 million and .08% on such assets in excess of $600 million. Fees for the administration services are calculated at an annual rate of .05% of average daily net assets. Fees for transfer services are limited to out-of-pocket expenses attributable to the performance of duties under the transfer agency agreement. There have been no transfer agent fees charged for six months ended September 30, 2000. PFM waived $71,700 of its fees under the advisory, administration, and transfer agency agreements so that the aggregate operating expenses of the Fund for the Fund's six months ended September 30, 2000 would not exceed .15% of the Fund's average net assets. Fees paid to PFM, after such waiver for the year represented .09% of average net assets.

  	The Fund has adopted an Amended and Restated Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company
   Act of 1940, which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc. (the "Distributor") serves as the Fund's Distributor pursuant to a distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor. The Distribution Plan authorizes the Fund to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the six months ended September 30, 2000, total payments made to the Distributor under the Plan were $13,600 after waiving fees of $3,000.

   During the six months ended September 30, 2000, the Fund paid approximately $3,900 for legal services of a law firm of which the Secretary of the Fund is a Partner.

D.	Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS, its September 30, 2000 investments have been classified for the information of the participants as Category 1 investments. Category
   1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent, but not in the Fund's name.






                                                									Commonwealth
                                              									Cash Reserve Fund

Investment Adviser

Public Financial Management, Inc.
Governor's Plaza North
2101 North Front Street
Building 3, Suite 200
Harrisburg, Pennsylvania 17110


Distributor

Commonwealth Financial Group, Inc.
38 Cohasset Lane
Cherry Hill, New Jersey  08003


Custodian

Wachovia Bank, N.A.
1021 East Cary Street
P.O. Box 27602
Richmond, Virginia  23261


Administrator and Transfer Agent              SEMI-ANNUAL REPORT
                                              September 30, 2000
Public Financial Management, Inc.
Governor's Plaza North
2101 North Front Street
Building 3, Suite 200
Harrisburg, Pennsylvania 17110


Independent Accountants

Ernst & Young LLP
Two Commerce Square, Suite 4000
2001 Market Street
Philadelphia, Pennsylvania 19103


Co-Counsel

McGuire Woods LLP
One James Center
901 E. Cary Street
Richmond, Virginia 23219


Laura Anne Corsell, Esq.
7307 Elbow Lane
Philadelphia, Pennsylvania 19119



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from the Fund's Distributor. The prospectus provides more complete information including charges and expenses. Please read it carefully before investing.

Commonwealth Cash Reserve Fund, Inc.
P.O. Box 1192
Richmond, Virginia  23209-1192